T. Rowe Price U.S. High Yield ETF

T. Rowe Price U.S. High Yield Fund

Supplement to Prospectuses and Summary Prospectuses dated August 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective immediately, Douglas Zinser will join Kevin Loome as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective December 31, 2026, Mr. Loome will step down from his role on the fund and Mr. Zinser will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Zinser joined T. Rowe Price in 2017.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective immediately, Douglas Zinser will join Kevin Loome as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Effective December 31, 2026, Mr. Loome will step down from his role on the fund and Mr. Zinser will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Zinser joined the Firm in 2017, and his investment experience dates from 1998. During the past five years, he has served as a high yield credit analyst and as team lead in the Fixed Income Division of Price Investment Management (beginning in 2024).

The date of this supplement is June 1, 2026.

G76-041 6/1/26